EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of FactSet Research Systems Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joshua Warren, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSHUA WARREN
Joshua Warren Executive Vice President, Chief Financial Officer (Principal Financial Officer)
October 20, 2026